Pruco Life PRUvider Variable Appreciable Account
              Pruco Life of New Jersey Variable Appreciable Account

          PRUvider(SM) Variable Appreciable Life(R) Insurance Contracts

                        The Prudential Series Fund, Inc.

                      Supplement dated February 26, 1999 to
                          Prospectus dated May 1, 1998


The following disclosure replaces in its entirety the fourth paragraph under the heading, "Investment Objectives and Policies of the Portfolios - Balanced Portfolios - Flexible Managed Portfolio" in the Prospectus:

                  The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB," "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager. These securities are considered speculative and high risk. The risks of medium to lower rated securities, are described in the Prospectus in connection with the High Yield Bond Portfolio. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager may invest in companies that show above average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios or alternatively, in companies whose stock is undervalued relative to other stocks in the market. The individual equity selections for this portfolio may have more volatile market values than the equity securities selected for the Equity Portfolio or the Conservative Balanced Portfolio. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. The money market portion of the portfolio will hold high quality money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Flexible Managed Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio.




SVAL-2SUP Ed 2/99
catalog# 64N414I

The following disclosure replaces in its entirety the seventh paragraph under the heading, "Investment Objectives and Policies of the Portfolios - Balanced Portfolios - Flexible Managed Portfolio" in the Prospectus:

                  The facts that this portfolio will invest in a mix of common stocks regarded as having higher risks than the mix of common stocks that will be purchased by the Conservative Balanced Portfolio; that the bond portion of its portfolio will include a higher percentage of bonds having ratings at the time of purchase of "BB," "Ba" or lower (or if unrated, of comparable quality); and that the "normal" mix for this portfolio will include a higher percentage of stocks all combine to mean that the risk of investing in this portfolio is relatively higher
         - to the extent that each of these factors results in greater risks - than the risk of investing in the Conservative Balanced Portfolio.